UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 4, 2015
(Date of earliest event reported)

SABINE OIL & GAS CORPORATION
(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-13515 (Commission File Number)	25-0484900 (I.R.S. Employer Identification No.)

1415 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 242-9600
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               Entry into a Material Definitive Agreement.

On May 4, 2015, Sabine Oil & Gas Corporation (the “Company”) entered into a Forbearance Agreement and First Amendment (the “Forbearance Agreement”) to the Second Amended and Restated Credit Agreement, dated as of December 16, 2014 (the “Credit Facility”), by and among the Company, Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto.  Pursuant to the Forbearance Agreement, the Administrative Agent has agreed to forbear from exercising remedies until the earlier of (i) certain events of default under the Forbearance Agreement or Credit Facility, (ii) the acceleration or exercise of remedies by any other lender or creditor, and (iii) June 30, 2015 (the “Forbearance Period”), with respect to the following anticipated events of default: (i) the “going concern” qualification in the Company’s 2014 audited financial statements, (ii) the failure of the Company to make the April 2015 interest payment due under the Second Lien Credit Agreement dated as of December 14, 2012, as amended, by and among the Company, Bank of America, N.A., as administrative agent, and the lenders party thereto, and (iii) any failure of the Company to make the May 27, 2015 and June 27, 2015 borrowing base deficiency payments under the Credit Facility.  In exchange for the Administrative Agent agreeing to forbear, the Company has agreed during the Forbearance Period to, among other things, tighten certain covenants under its Credit Facility and provide mortgages on certain currently unencumbered properties.

The foregoing description of the Forbearance Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Forbearance Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03.                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Forbearance Agreement is hereby incorporated into this Item 2.03 by reference.

ITEM 7.01.                               Regulation FD Disclosure.

On May 5, 2015, the Company issued a press release announcing that it had entered into the Forbearance Agreement, as described above in Item 1.01.  The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit	Description

10.1

Forbearance and First Amendment, dated as of May 4, 2015, to the Second Amended and Restated Credit Agreement, dated as of December 16, 2014, by and among Sabine Oil & Gas Corporation, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2015	SABINE OIL & GAS CORPORATION

By:	/s/ Timothy D. Yang
Name:	Timothy D. Yang
Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary